UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive additional materials

[ ]	Soliciting material Pursuant to Rule 14a-11(c) or Rule 14a-12

REED’S, INC.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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REED’S, Inc.

13000 South Spring Street, Los Angeles, California 90061

Phone: (310) 217-9400 ● Fax: (310) 217-9411

www.reedsinc.com

November 3, 2015

To Our Shareholders:

This year has seen a metamorphosis of the top management of the company. In March, we brought on Mark Beaton, formerly a VP of Operations at Dr. Pepper, to be our new COO. In May, we added our new CFO, Dan Miles. His experience includes top Pepsi and Coors finance positions. Sales of our core brands dominate the year’s results with Reed’s Extra Ginger Brew, growing at +36%, leading the charge. We attribute the accelerated growth to our TV commercials in the 3rd quarter of 2014 and the increased interest nationwide in the Moscow Mule drink. During 2015, Reed’s entered into a marketing partnership with Pernod-Ricard (Absolut Vodka) to develop co-branding packages, advertising, distribution and promotions to launch into retail channels across the United States. We have entered new channels of distribution/markets by exhibiting for the first time at a number of national trade shows including the nightclub and bar industry, the national restaurant trade show and the fancy food industry. This year will be our second year at the national trade show for the convenience store industry. The reception of our products in these new marketplaces is evidence that the more mainstream part of the beverage industry is now ready for our natural beverages. The marketplace continues to evolve towards more natural and innovative beverage options. This year’s underlying infrastructure improvements, including new management and operating personnel, will ultimately improve our ability to capture the significant upside potential of our brands. The effects of these improvements are starting to be felt even now.

This year we have scrambled to fill orders. We knew at the beginning of the year that we needed additional production if we were going to keep up with the incredible demand for our brands. Two new facilities are now online and helping us to catch up. It will be another month or two before we stabilize production at the new facilities at which time we will emerge with a robust supply chain well equipped to meet the rapid growth we continue to encounter. While it was painful to miss opportunities for sales, our demand continues to remain explosive. We have chosen to delay our West Coast Facility upgrade in Los Angeles and focus our immediate efforts on increased East Coast production. The new equipment upgrade to our West Coast Plant is scheduled for an early 2016 completion date.

In 2015, we were invited by a large fast casual dining restaurant chain to help them develop a natural and creative soda fountain product for their customers. Most of the soft drinks in America are sold through soda fountains. After considerable research and development, we have created fountain versions of our popular beverages. Most importantly, we created the first fountain-ready sodas that are preservative-free and all natural. All fountain soda products currently in the market use preservatives or other chemicals. Our preservative-free products will provide us a considerable advantage in a marketplace that is increasingly demanding cleaner, more natural products. A number of the larger fast, casual restaurant chains, such as Panera Bread and Chipotle, have gone public with full media coverage touting their initiatives to clean up their ingredients. We have been working with fountain equipment manufacturers to help support this effort and are bidding soda fountain projects at large national chains. This is a significant opportunity. It is this opportunity for expansion and increased revenues, as well as the accelerated growth of our core brands, that drove me to hire our new COO and CFO.

Sales for the second quarter were up 9% over the prior year’s second quarter. We had orders for an additional $2 million during the second quarter that could not be filled because we did not have sufficient production. Our demand was strong enough that we could have had 26% growth for the second quarter. We are extremely positive about the organic growth and increased demand for our Reed’s and Virgil’s brands. We continue to remain focused on closing retail distribution voids and at the same time developing a contiguous DSD network to service the entire US. Our past distribution efforts have concentrated primarily in the grocery industry, including natural and conventional supermarkets. This year we have started our expansion into restaurants, bars, and convenience stores. The stronghold traditionally held by the ‘big soda giants’ is witnessing an erosion weakening the strength of their core mainstream, carbonated soft drinks over the last decade. Reed’s Inc. is experiencing the opposite trend.

We look forward to continued growth into 2016 through efficient production, expanding distribution, increased brand demand and sales execution and the launch of the world’s first natural fountain sodas into retail.

Chris Reed CEO,

Founder Reed’s, Inc.

NYSE MKT: REED

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REED’S, INC.

13000 South Spring Street

Los Angeles, California 90061

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

To be held December 21, 2015

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders at the corporate offices of Reed’s, Inc., located at 13000 South Spring Street, Los Angeles, California 90061 on Monday, December 21, 2015, at 12:00 p.m. (noon) Pacific Standard Time. The business of the annual meeting will be to:

●	Elect Christopher J. Reed, Judy Holloway Reed, Mark Harris, Daniel S.J. Muffoletto and Michael Fischman to serve as directors until the 2016 annual meeting, or until each director’s successor is elected and qualified;

●	Ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

●	Ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

●	Ratify the 2015 Incentive and Non-statutory Stock Option Plan;

●	Consider a shareholder proposal entitled “Proxy Access for Shareholders”, which proposal is opposed by the Board of Directors, if such proposal is properly introduced at the meeting; and

●	To transact such other business as may properly come before the 2015 Annual Meeting and any adjournments or postponements thereof.

A Proxy Statement and a proxy card are enclosed with this notice. The Proxy Statement describes the business to be transacted at the meeting and provides other information about Reed’s, Inc. that you should know when you vote your shares. You may vote your shares in person at the annual meeting or by using the enclosed proxy card or otherwise may transmit your voting instructions as described on the enclosed proxy card. For admission to the meeting, all stockholders should come to the stockholder check-in table. Those who own shares in their own names should provide identification and have their ownership verified against the list of registered stockholders as of the record date. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy card issued in your name from the record holder. Stockholders of record as of the close of business on October 27, 2015 will be entitled to vote at the meeting, or any adjournments of the meeting.

* * * IMPORTANT NOTICE * * *

Regarding Internet Availability of Proxy Materials

for the 2015 Annual Meeting of Stockholders to be held on December 21, 2015.

In accordance with new rules issued by the Securities and Exchange Commission,

you may access our 2014 Annual Report and our Proxy Statement at

www.reedsgingerbrew.com

By Order of the Board of Directors,

/s/ Christopher J. Reed
Christopher J. Reed, Chairman
Los Angeles, California
November 3, 2015

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PROXY STATEMENT

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

OF

REED’S, INC.

To Be Held on December 21, 2015

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Reed’s, Inc., a Delaware corporation, for use at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Reed’s, Inc. and all postponements, continuations or adjournments thereof. These proxy materials and the enclosed Annual Report on Form 10K for the year ended December 31, 2014, as amended, (“Annual Report”) are being mailed to our stockholders on or about November 11, 2015. In this Proxy Statement, we use the terms the “Company,” “Reed’s,” “we,” “our,” and “us” to refer to Reed’s, Inc.

Where and when is the Annual Meeting? Our Annual Meeting will be held at the corporate offices of Reed’s, Inc., located at 13000 South Spring Street, Los Angeles, California 90061, on Monday, December 21, 2015 at 12 p.m. (noon), Pacific Standard Time.

Why did I receive these materials? You received this Proxy Statement because you held shares of our common stock on October 27, 2015, the record date fixed by our Board, and you are entitled to vote at the Annual Meeting. This Proxy Statement and a copy of our Annual Report will be mailed on or about November 11, 2015. Although the Proxy Statement and Annual Report are being mailed together, the Annual Report is not incorporated into, and should not be deemed part of, this Proxy Statement.

Who can attend the Annual Meeting? Only stockholders as of the record date, their authorized representatives, and invited guests will be able to attend the Annual Meeting.

Who is entitled to vote? Only holders of record of our common stock at the close of business on October 27, 2015, the record date, are entitled to vote at the Annual Meeting. Each share is entitled to vote on each matter properly brought before the meeting. As of the record date, there were 13,14,815 shares of our common stock outstanding. Holders of Series A preferred stock do not have voting rights on any matters, including, without limitation, the election of directors.

Who are the proxies? The Board of Directors of the Company has appointed Christopher J. Reed, our Chairman of the Board and Chief Executive Officer, and Judy Holloway Reed, our Secretary and director, to serve as proxies at the Annual Meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

How do I vote if I am a registered stockholder? You may vote in person, electronically via the Internet, or by proxy. Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person. If you are a registered holder, you can vote your proxy card by mail, electronically via the Internet, or in person at the Annual Meeting. If you choose to vote by mail, mark your proxy card enclosed with this Proxy Statement, date and sign it, and mail it in the postage-paid envelope. If you wish to vote in person, you can vote the proxy card in person at the Annual Meeting. Signing and returning a proxy will not prevent you from voting in person at the meeting.

How do I vote electronically? If you are a registered stockholder, you may vote electronically via the Internet. Please review the voting instructions on the proxy card.

How do I specify how I want my shares voted? If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board of Directors on that proposal.

How do I vote if I am a beneficial stockholder? If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares. You should complete a voting instruction card which your broker or nominee is obligated to provide to you. If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy card issued in your name.

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What items will be voted upon at the Annual Meeting? The following items will be voted upon at the Annual Meeting:

(1)	the election of Christopher J. Reed, Judy Holloway Reed, Mark Harris, Daniel S.J. Muffoletto and Michael Fischman to serve as directors until the 2016 annual meeting, or until each director’s successor is elected and qualified;

(2)	the ratification of the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2015; and

(3)	the ratification of the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2016; and

(4)	the ratification of the 2015 Incentive and Non-statutory Stock Option Plan; and

(5)	a shareholder proposal entitled “Proxy Access for Shareholders”, which proposal is opposed by the Board of Directors, if such proposal is properly introduced at the meeting.

The Board of Directors does not currently know of any other matters that may be brought before the meeting for a vote. However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What is the Board of Directors’ voting recommendation? For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors unanimously recommends a vote FOR the election of all nominees for director proposed by our Board (Proposal 1). The Board of Directors has ratified the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2015 (Proposal 2) and December 31, 2016 (Proposal 3) which selection was made by the Company’s Audit Committee. The Board of Directors recommends a vote FOR the ratification of the auditors (Proposal 2 and Proposal 3). The Board of Directors recommends a vote FOR the approval of Reed’s 2015 Stock Incentive and Non-statutory Stock Option Plan (Proposal 4). The Board of Directors unanimously recommends a vote AGAINST shareholder Proposal 5, Proxy Access for Shareholders.

How can I provide my comments to the Company? We urge you to let us know your feelings about the Company or to bring a particular matter to our attention by writing directly to us at Reed’s, Inc., 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.

How many votes are needed to have the proposals pass? The affirmative vote of the majority of the votes cast at the Annual Meeting is required to elect the directors, ratify the selection of the auditors, approve the 2015 Stock Incentive and Non-statutory Stock Option Plan and approve Proxy Access for Shareholders.

How are the votes counted? You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR Proposal No. 1, the election of directors recommended by the Board, FOR Proposal No. 2 the ratification of the auditors for this year, FOR Proposal No. 3 the ratification of the auditors for next year, FOR Proposal No. 4 approval of Reed’s 2015 Incentive and Non-statutory Stock Option Plan and AGAINST Proposal No. 5, Proxy Access for Shareholders.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions. Abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will not constitute a vote FOR or AGAINST any matter, and thus will be disregarded in the calculation of shares voting or votes cast on any matter submitted to the stockholders for a vote.

Broker Non-Votes. Broker non-votes, meaning shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy card that the broker or nominee does not have discretionary power to vote on a particular matter, will be counted as present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy card that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter, even though those shares are considered present for quorum purposes and may be entitled to vote on other matters. Your broker will not have the discretion to vote your shares at the Annual Meeting on the proposal related to the election of directors or matters requiring the affirmative vote of the holders of a majority or greater of our outstanding common stock present and entitled to vote at the Annual Meeting if you do not provide your broker with voting instructions.

Quorum. A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting. As of October 27, 2015 we had 13,147,815 shares of common stock outstanding. The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is 6,573,908.

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How can I revoke my proxy? You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

(1)	giving timely written notice of the revocation to our Secretary,

(2)	executing and delivering a proxy card with a later date, or

(3)	voting in person at the meeting.

How would my proxy be voted on other matters? The persons named on the proxy card will have discretionary authority to vote on business other than Proposal 1 (the election of directors), Proposal 2 (ratification of auditors), Proposal 3 (ratification of auditors), Proposal 4 (approval of Reed’s 2015 Incentive and Non-statutory Stock Option Plan) and Proposal 5 (Proxy Access for shareholders), as may properly come before the Annual Meeting.

Who will pay for the costs involved in the solicitation of proxies? This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Reed’s. Reed’s will pay all costs of preparing, assembling, printing and distributing the proxy materials. Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the Board of Directors through the mail, in person and by telecommunications. Upon request, we will reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon? There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as ’‘householding,’’ potentially provides extra convenience for stockholders and cost savings for us. Under this procedure, multiple stockholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees. If you wish to opt out of householding and receive multiple copies of the proxy materials at the same address you may do so at any time prior to thirty days before the mailing of proxy materials, which will typically be mailed in November of each year, by notifying us in writing at the address below. You may also request additional copies of the proxy materials by notifying us in writing at the address below or by contacting us at the phone number listed below, and we will undertake to deliver such additional copies promptly. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number. We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request:

Reed’s, Inc.

Attention: Judy Holloway Reed, Secretary

13000 South Spring Street

Los Angeles, California 90061

Tel: (310) 217-9400

Fax: (310) 217-9411

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above. Stockholders sharing an address with another stockholder who has received multiple copies of the Company’s proxy materials may contact us to request delivery of a single copy of these materials.

STOCKHOLDER ADVISORY VOTES

The current frequency of stockholder advisory votes on executive compensation is every three years and the next stockholder advisory vote will occur at the Company’s 2016 annual meeting.

IMPORTANT

Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the 2015 Annual Meeting.

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PROPOSAL 1

ELECTION OF CHRISTOPHER J. REED, JUDY HOLLOWAY REED, MARK HARRIS, DANIEL S.J. MUFFOLETTO AND MICHAEL FISCHMAN TO SERVE AS DIRECTORS UNTIL THE 2016 ANNUAL MEETING, OR UNTIL EACH DIRECTOR’S SUCCESSOR IS ELECTED AND QUALIFIED

Our Bylaws provide that the number of directors on the Board of Directors shall be not less than one or more than seven. The Board of Directors is empowered to fix the number of directors from time to time and is currently set at five. Christopher J. Reed, Judy Holloway Reed, Mark Harris, Daniel S.J. Muffoletto and Michael Fischman are to be elected to our Board of Directors at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The Board of Directors has nominated and approved the nominations of five persons to serve as directors until the 2016 annual meeting, or until each director’s successor is elected and qualified. All of the nominees currently serve on our Board of Directors. Each of the nominees has agreed to continue to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the Board of Directors to fill any vacancy. Additionally, the Board of Directors may elect additional members of the Board to fill any additional vacancies.

The nominees are as follows:

Name	Age	Current Position with the Company
Christopher J. Reed	57	President, Chief Executive Officer and Chairman of the Board
Judy Holloway Reed	56	Secretary, Director
Mark Harris	59	Director
Daniel S.J. Muffoletto	61	Director
Michael Fischman	60	Director

Business Experience of Nominees

Christopher J. Reed founded our company in 1987. Mr. Reed has served as our Chairman, President and Chief Executive Officer since our incorporation in 1991. Mr. Reed previously served as our Chief Financial Officer and was re-appointed as Chief Financial Officer on April 17, 2008. Mr. Reed has been responsible for our design and products, including the original product recipes, the proprietary brewing process and the packaging and marketing strategies. Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rensselaer Polytechnic Institute in Troy, New York.

Judy Holloway Reed has been with us since 1992 and, as we have grown, has run the accounting, purchasing and shipping and receiving departments at various times since the 1990s. Ms. Reed has been one of our directors since June 2004 and our Secretary since October 1996. In the 1980s, Ms. Reed managed media tracking for a Los Angeles Infomercial Media Buying Group and was an account manager with a Beverly Hills, California stock portfolio management company. She earned a Business Degree from MIU in 1981. Ms. Reed is the wife of Christopher J. Reed, our Chairman, President and Chief Executive Officer.

Mark Harris has been a member of our Board of Directors since April 2005. Mr. Harris is an independent venture capitalist and has been retired from the work force since 2002. In late 2003, Mr. Harris joined a group of Amgen colleagues in funding NeoStem, Inc., a company involved in stem-cell storage, archiving, and research to which he is a founding angel investor. From 1991 to 2002, Mr. Harris worked at biotech giant Amgen managing much of the company’s media production for internal use and public relations. Mr. Harris spent the decade prior working in the aerospace industry at Northrop with similar responsibilities.

Daniel S.J. Muffoletto, N.D. has been a member of our Board of Directors from April 2005 to December 2006 and from January 2007 to the present. Dr. Muffoletto has practiced as a Naturopathic Physician since 1986. He has served as chief executive officer of It’s Your Earth, a natural products marketing company, since June 2004. From 2003 to 2005, Dr. Muffoletto worked as Sales and Marketing Director for Worthington, Moore & Jacobs, a Commercial Law League member firm serving FedEx, UPS, DHL and Kodak, among others. From 2001 to 2003, he was the owner-operator of the David St. Michel Art Gallery in Montreal, Québec. From 1991 to 2001, Dr. Muffoletto was the owner/operator of a Naturopathic Apothecary, Herbal Alter*Natives of Seattle, Washington and Ellicott City, Maryland. The apothecary housed Dr. Muffoletto’s Naturopathic practice. Dr. Muffoletto received a Bachelor of Arts degree in Government and Communications from the University of Baltimore in 1977 and conducted postgraduate work in the schools of Public Administration and Publication Design at the University of Baltimore from 1978 to 1979. In 1986, he received his Doctorate of Naturopathic Medicine from the Santa Fe Academy of Healing, Santa Fe, New Mexico.

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Michael Fischman has been a member of our Board of Directors since April 2005. Since 1998, Mr. Fischman has served as president and chief executive officer of the APEX course, the corporate training division of the International Association of Human Values. In addition, Mr. Fischman is a founding member and the director of training for USA at the Art of Living Foundation, a global non-profit educational and humanitarian organization, at which he has coordinated over 200 personal development instructors since 1997.

Director Independence

The Board of Directors has determined that three members of our Board of Directors and nominees, Mr. Harris, Dr. Muffoletto and Mr. Fischman, do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these nominees is an “independent director” as defined under Rule 303A.02 of the NYSE Listed Company Manual. We intend to maintain at least three independent directors on our Board of Directors at all times in the future.

No Arrangements or Understandings

There are no arrangements or understandings pursuant to which a nominee has been or will be elected as a director.

Family Relationships

Other than the relationship of Christopher J. Reed and Judy Holloway Reed as husband and wife, none of our directors or executive officers is related to one another.

Legal Proceedings

To the best of our knowledge, none of the nominees are parties to any material proceedings adverse to Reed’s, have any material interest adverse to Reed’s or have, during the past ten years, been involved in any of the following events or proceedings:

1.	A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.	Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

5.	Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.	Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.	Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.	Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self- regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Vote Required

In accordance with applicable law and our Bylaws, the election of directors shall be by the affirmative vote of the majority of the votes cast. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Brokers who hold shares in street name may not vote on behalf of beneficial owners with respect to Proposal 1 if they do not receive voting instructions from the beneficial owners. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the election of these nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF CHRISTOPHER J. REED, JUDY HOLLOWAY REED, MARK HARRIS, DANIEL S.J. MUFFOLETTO AND MICHAEL FISCHMAN TO SERVE AS A DIRECTOR

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board’s Audit Committee has appointed Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered public accountants. The Board of Directors requests that stockholders ratify its selection of Weinberg as our independent registered public accountants for the 2015 fiscal year. If the stockholders do not ratify the selection of Weinberg, the Board of Directors will select another firm of accountants. Representatives of Weinberg will not be present at the 2015 Annual Meeting although they were afforded the opportunity to attend and make a statement.

Weinberg has been our independent registered public accounting firm for a number of fiscal years.

Audit Fees and Related Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Weinberg for the audit of annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

The following table shows the fees paid or accrued by us for the audit and other services provided by Weinberg for the years ended December 31, 2014 and 2013.

	2014	2013

Audit Fees	$89,000	$123,000
Audit-Related Fees	30,000	0
Tax Fees	20,000	10,000
All Other Fees	0	0
Total	$139,000	$133,000

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10K, as amended, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Our Audit Committee’s pre-approval policies and procedures, pursuant to paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, require the audit committee to pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor. In the year ended December 31, 2015, 100% of audit fees were pre-approved by the audit committee.

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The percentage of hours expended on the principal accountant’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was 0%.

Vote Required

Ratification of the independent auditor requires the affirmative vote of a majority of the votes cast. For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 2. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the ratification of the selection of Weinberg as the Company’s independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SELECTION OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE 2015 FISCAL YEAR

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board’s Audit Committee has appointed Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered public accountants. The Board of Directors requests that stockholders ratify its selection of Weinberg as our independent registered public accountants for the 2016 fiscal year as that calendar year begins within eleven calendar days. If the stockholders do not ratify the selection of Weinberg, the Board of Directors will select another firm of accountants.

Representatives of Weinberg will not be present at the 2015 Annual Meeting although they were afforded the opportunity to attend and make a statement.

Vote Required

Ratification of the independent auditor requires the affirmative vote of a majority of the votes cast. For purposes of the vote on Proposal 3, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 3. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the ratification of the selection of Weinberg as the Company’s independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SELECTION OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE 2016 FISCAL YEAR

PROPOSAL 4

APPROVAL OF REED’S INC. 2015 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

Management believes that the Reed’s Inc. 2015 Incentive and Non-statutory Stock Option Plan (the “2015 Plan”) is the key component of its total compensation package used to attract, retain, motivate, and reward employees, directors, and certain select service providers, as well as to provide equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of our goals, and to promote the creation of long-term value for stockholders by strengthening the mutuality of interests between those employees, directors and select service providers who participate in the 2015 Plan and our stockholders. The 2015 Plan was approved by the Board of Directors upon the recommendation of the Compensation Committee on April 6, 2015.

The description herein is a summary of the 2015 Plan and is subject to and qualified by the complete text of the 2015 Plan, which is set forth on Appendix A.

The 2015 Plan reserves 500,000 shares of common stock for issuance pursuant to stock option grants.

The Board of Directors or a committee designated by the Board (“Committee”) will administer the 2015 Plan and determine who receives awards, the type and amount of awards, the consideration, if any, to be paid for awards, the timing of awards and the terms and conditions of awards. The Board or Committee may also authorize one or more officers to administer the 2015 Plan with respect to options to employees or consultants who are neither directors nor officers and to grant such options and may limit such authority as the Board or Committee, as applicable, determines from time to time. Non-statutory Stock Options may be granted to employees, directors and consultants as the Board or Committee may determine from time to time. Incentive Stock Options may be granted only to employees of the Company. An employee, director or consultant who has been granted an option may, if otherwise eligible, be granted additional options. Options may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Board or Committee may determine from time to time.

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The Board may at any time amend, suspend or terminate the 2015 Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable laws. The Board or Committee may grant stock options that (i) qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) do not qualify as incentive stock options, or (iii) both. To qualify as an incentive stock option, an option must meet certain requirements set forth in the Code. Options are evidenced by the stock option agreement in the form, approved by the Board or the Committee.

Stock options will vest and be exercisable at such time or times as the Board or Committee determines at the time of grant in general. Additionally, if any stock option is exercisable or becomes vested only in installments or after specified exercise dates, the Board or Committee may waive such exercise provisions and accelerate any exercise date based on such factors as the Board or Committee shall determine in its sole discretion. No consideration will be received by us for the granting of stock options.

The exercise price of a stock option granted under the 2015 Plan may not be less than 100% of the fair market value of our common stock on the date the stock option is granted, except that with respect to an incentive stock option, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant for participants who, on the date of grant, own more than 10% of the total combined voting power of all classes of our capital stock.

The term of each stock option will be fixed by the Board or Committee and may not exceed ten years from the date the stock option is granted, except that the term for incentive stock options may not exceed five years for participants who, on the date of grant, own more than 10% of the total combined voting power of total classes of our capital stock.

Option grants may be subject to adjustment in the discretion of the Board or Committee in the event of a change in capitalization of the Company and forfeiture or acceleration in the event of certain corporate transactions or a change in control of the company.

Vote Required

Ratification of the independent auditor requires the affirmative vote of a majority of the votes cast. For purposes of the vote on Proposal 4, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 4. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the ratification of the 2015 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE 2015 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

PROPOSAL 5

SHAREHOLDER PROPOSAL ENTITLED “PROXY ACCESS FOR SHAREHOLDERS”

The Company received notice of the intention of a shareholder to present a proposal for voting at the Annual Meeting. The proposal will be voted on only if properly presented at the Annual Meeting. In accordance with the rules of the Securities and Exchange Commission, the proposal and supporting statement are set forth below as received from the shareholder proponent. All statements contained in the proposal and supporting statement are the sole responsibility of the shareholder proponent and the Company and the Board of Directors disclaim any responsibility for their content. The Company will provide the name, address and shareholdings of the shareholder proponent upon oral or written request directed to the Company’s Secretary.

As explained below, the Board of Directors unanimously recommends that you vote “AGAINST” the shareholder proposal.

The Board of Directors of Reed’s Inc. does not support the adoption of the resolution proposed below and asks shareholders to consider management’s response, which follows the shareholder proposal.

Shareholder Proposal

Proxy Access for Shareholders

Resolved: Shareholders hereby request that our Board of Directors initiate the appropriate process to amend our Company’s articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats. This proposal includes that a director who receives less than such a majority vote be removed from the board immediately or as soon as a replacement director can be qualified on an expedited basis.

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Supporting Statement: The Reeds, Inc. 2014 proxy (page 7 at http://www.sec. gov/Archives/edgar/data/1 140215/000149315214003738/def1 4a.htm) stated: “The affirmative vote of the majority of the votes cast at the Annual Meeting is required to elect the directors.” However, even though one director failed to win a majority vote, our Company’s SEC filing (http://www.sec.gov/Archives/edgar/data/1 140215/000149315214004188/formSk.htm) declared “the Company’s shareholders elected the existing board of directors for a one year term.” When shareholders withhold a majority of their vote from a board nominee, that director should not be seated.

Our Company’s current plurality standard is not well suited for typical director elections involving only unopposed candidates nominated by the board. Under these circumstances, a board nominee is elected with as little as a single affirmative vote, even if a substantial majority of votes are cast against the nominee through “withhold” votes.

So-called ’‘withhold” votes simply have no legal consequence in uncontested director elections. A majority vote standard in board elections challenges board nominees, enhances board accountability, and improves the performance of boards and individual directors.

Over 87% of the companies in the S&P 500 Index have adopted a majority vote standard and a director resignation policy that establishes a board-centered post-election process to determine the status of any director nominee that is not elected. This dramatic move to a majority vote standard is in direct response to strong shareholder demand for a meaningful role in director elections.

Does the Director Election System Matter? Evidence from Majority Voting (May 30, 2013) by Yonca Ertimur, Fabrizio Ferri, and David Oesch (available at http://papers.ssrn. com/sol3/papers.cfm?abstract_id=1880974) documents abnormal returns of 1.43- 1.60% around meetings where shareholder proposals to adopt majority voting are voted. Obviously, shareholders perceive the adoption of majority vote standards as value-enhancing.

What are “elections,” if they cannot impact the outcome? Majority voting in director elections will empower shareholders with the ability to remove poorly performing directors and increase director accountability to the owners of the Company, its shareholders. Directors who receive majority support from shareholders will know they have the backing of those they represent.

Please join in requesting that our Board promptly adopt a majority vote standard for director elections. Vote to enhance shareholder value:

Board Recommendation

Our Board of Directors unanimously recommends a vote “AGAINST” this shareholder proposal

Under our bylaws, directors are elected using a plurality voting standard. The Company’s Corporate Governance Committee is tasked with evaluating and recommending nominees for election to our board of directors. As part of the practice, the Corporate Governance Committee reviews and considers individual director performance, board and committee performance, governance practices, and stockholder approval before making recommendations to the board of directors. Stockholders can currently express dissatisfaction with an incumbent director’s performance by withholding their vote. Stockholders who are truly dissatisfied with incumbent directors empowered by our bylaws may recommend candidates to the Governance Committee for consideration of election to our board.

A plurality voting standard for the election of directors is standard under Delaware law. It assures that we avoid “failed elections” (scenarios where directors fail to achieve the votes necessary to be elected, resulting in vacancies on our board). The possibility of failed elections introduces unnecessary legal uncertainty and risk to our director election process as vacancies on our board of directors could result in our inability to comply with certain NYSE listing requirements or other securities regulations. This includes regulations related to director independence, committee composition, and the maintenance of an audit committee financial expert.

Our board of directors believes that current nominating and voting procedures for election to our board of directors, as opposed to a mandated majority voting standard, provide the board the flexibility to appropriately respond to stockholder interests without the risk of potential corporate governance complications arising from failed elections. Accordingly, the board of directors has concluded that this stockholder proposal is not in the best interests of our stockholders, and recommends that stockholders vote “AGAINST” this proposal.

Vote Required

The affirmative vote of a majority of the votes cast is required to adopt the Proxy Access for Shareholders proposal. For purposes of the vote on Proposal 5, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 5. Unless a stockholder indicates otherwise, each signed proxy will be voted AGAINST this Proxy Access for Shareholders Proposal 5.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE ADOPTION OF THIS STOCKHOLDER PROPOSAL ENTITLED PROXY ACCESS FOR SHAREHOLDERS.

BOARD AND COMMITTEE MEETINGS

During the 2014 fiscal year, the Board of Directors met 8 times. A majority of the directors and a majority of the independent directors attended all meetings. Each member of a committee of our Board of Directors attended at least 75% of their respective committee meetings during the period of service.

The Company does not have a policy for Board meeting or committee meeting attendance because, pursuant to our Bylaws, members constituting a majority of directors constitute a quorum for meetings of the Board of Directors and a majority of our directors, including a majority of the independent directors, regularly attend all meetings.

ATTENDANCE OF BOARD MEMBERS AT ANNUAL STOCKHOLDERS’ MEETING

The Company does not have a policy for attendance of board members at annual stockholder’s meetings.

BOARD STRUCTURE AND COMMITTEES

As of the date of this Proxy Statement, our Board of Directors has five directors and the following three standing committees: an Audit Committee, a Compensation Committee and a Governance Committee. These committees were formed in January 2007.

Board Determination of Independence

Under applicable NYSE MKT rules, a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Daniel S.J. Muffoletto, Mark Harris and Michael Fischman do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the listing standards of the NYSE MKT and within the meaning of the Sarbanes Oxley Act of 2002, Section 301(3). We intend to maintain at least three independent directors on our Board of Directors at all times in the future. We intend to maintain independent directors constituting our Audit Committee, Compensation Committee and Governance Committee as well.

Committees

The Board of Directors has established Audit, Compensation and Governance Committees. The Board has adopted a written charter for each of these three committees and Corporate Governance Guidelines that address the make-up and functioning of the Board. The Board has also adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees. The committee charters, Corporate Governance Guidelines and Code of Business Conduct and Ethics are posted on our website at www.reedsinc.com.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors and audits of financial statements. Specific responsibilities include the following:

●	selecting, hiring and terminating our independent auditors;

●	evaluating the qualifications, independence and performance of our independent auditors;

●	approving the audit and non-audit services to be performed by our independent auditors;

●	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

●	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

●	reviewing, with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations; and

●	preparing the audit committee report that the “SEC” requires in our annual proxy statement.

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Our Audit Committee is comprised of Daniel S.J. Muffoletto, Mark Harris and Michael Fischman. Dr. Muffoletto serves as Chairman of the Audit Committee. We believe Dr. Muffoletto meets SEC requirements of an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002, Section 407(b).

Compensation Committee. Our Compensation Committee assists our Board of Directors in determining and developing plans for the compensation of our officers, directors and employees. Our Compensation Committee is comprised of Dr. Muffoletto, Mr. Harris and Mr. Fischman.

Specific responsibilities include the following:

●	approving the compensation and benefits of our executive officers;

●	reviewing the performance objectives and actual performance of our officers; and

●	administering our stock option and other equity compensation plans. .

Governance Committee. Our Governance Committee assists the Board of Directors by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Our Governance Committee is comprised of Dr. Muffoletto, Mr. Harris and Mr. Fischman.

Specific responsibilities include the following:

●	evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

●	establishing a policy for considering stockholder nominees for election to our Board of Directors; and

●	evaluating and recommending candidates for election to our Board of Directors.

Leadership Structure

The business of our Company is managed under the direction of the Board of Directors, which is elected by the Company’s stockholders. The basic responsibility of the Board of Directors is to lead the Company by exercising its business judgment to act in what each director believes to be in the best interests of the Company and its stockholders. The Board of Director’s current leadership structure combines the position of Chairman and Chief Executive Officer, and Christopher J. Reed, the Company’s founder, holds that dual position. The Company believes that the combination of these two positions has been an appropriate and suitable structure for the Board’s function and efficiency, as Mr. Reed serves as the direct link between senior management and the Board. Furthermore, as the Company’s founder, Mr. Reed is in a position to provide critical insight to the Board and feedback to senior management through his long-term relationships and understanding of the Company’s business and prospects.

Risk Oversight

The Board is responsible for overseeing management and the business affairs of the Company, which includes the oversight of risk. In exercising its oversight, the Board has allocated some areas of focus to its committees and has retained areas of focus for itself. Pursuant to its charter, the Audit Committee is responsible for assuring that the Board is provided the information and resources to assess management’s handling of the Company’s approach to risk management. The Audit Committee also has oversight responsibility for the Company’s financial risk (such as accounting, finance, internal control and tax strategy), and the Audit Committee or the full Board receives and reviews, as appropriate, the reports of the Company’s internal auditors regarding the results of their annual Company-wide risk assessment and internal audit plan. Reports of all internal audits are provided to the Audit Committee. The Compensation Committee oversees compliance with the Company’s executive compensation plans and related laws and policies. The Governance Committee oversees compliance with governance-related laws and policies, including the Company’s Corporate Governance Guidelines. The Board as a whole has responsibility for overseeing management’s handling of the Company’s strategic and operational risks. Throughout the year, senior management reports to the Board the risks that may be material to the Company, including those disclosed in the Company’s quarterly and annual reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful Board-level attention to the nature of the material risks faced by the Company and the adequacy of the Company’s risk management process and system. While the Board recognizes that the risks which the Company faces are not static, and that it is not possible to mitigate all risk and uncertainty all of the time, the Board believes that the Company’s approach to managing its risks provides the Board with the proper foundation and oversight perspective with respect to management of the material risks facing the Company.

Executive Sessions of Non-Management and Independent Directors

During 2015, the Company’s non-management directors, all of whom are considered to be “independent” as defined under the listing standards of the NYSE MKT and within the meaning of the Sarbanes Oxley Act of 2002, Section 301(3), were provided with the opportunity to meet in executive sessions of the Board in which management directors and other members of management did not participate. At each audit committee meeting, the independent board members are afforded time to ask questions of the auditors and/or hold private discussions without the Company management present.

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Stockholder Communications with Our Board of Directors

Our Board of Directors has established a process for stockholders to communicate with the Board of Directors or with individual directors. Stockholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our principal executive offices located at 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary. Any such communication must contain:

●	a representation that the stockholder is a holder of record of our capital stock;

●	the name and address, as they appear on our books, of the stockholder sending such communication; and

●	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

Our Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

NOMINATION OF DIRECTORS

Our Governance Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. Moreover, our Governance Committee will strive to ensure that at least one director meets the criteria for an “audit committee financial expert” as defined by SEC rules and that the majority of the directors comprising the Board meet the definition of “independent director” under NYSE MKT rules.

In addition to the above considerations, the Governance Committee will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other Board seats; and willingness to commit the necessary time to ensure an active Board whose members work well together and possess the collective knowledge and expertise required by the Board of Directors. The Governance Committee will consider these same criteria for candidates regardless of whether the candidate was identified by the Governance Committee, by stockholders, or any other source.

The Governance Committee will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the requisite information to the Governance Committee at the address indicated herein under the heading “Stockholder Communications with Our Board of Directors.” Any recommendations submitted to the Chairman should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of Reed’s, if elected.

The Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Governance Committee. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Governance Committee determines which candidate(s) to recommend to the Board to submit for election at the next stockholder meeting. The Governance Committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our Board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The Board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in finding director nominees.

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AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933, as amended, (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following audit committee report shall not be deemed to be “soliciting material,” is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the Company. The Audit Committee has sole authority to select the Company’s independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm and other financial professional services providers. These services may include audit services, audit-related services, tax services, and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The Company’s independent registered public accounting firm and management report annually to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed. All services provided by Weinberg and the related fees in the 2015 fiscal year were approved in accordance with the Audit Committee’s policy.

Management is responsible for preparing the Company’s financial statements so that they comply with generally accepted accounting principles and fairly presents the Company’s financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the SEC; and establishing and maintaining adequate internal control structures and procedures for financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In furtherance of its role, the Audit Committee has an annual agenda, which includes periodic reviews of the Company’s internal controls and of areas of potential exposure for the Company such as litigation matters. The Committee meets at least quarterly and reviews the Company’s interim financial results and earnings releases prior to their publication.

In this context, the Audit Committee has reviewed and discussed with management (i) the audited financial statements of the Company for the fiscal year ended December 31, 2014, (ii) the Company’s evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2014 and (iii) the related opinions by the Company’s independent registered public accounting firm. The Audit Committee also has discussed with Weinberg & Company, P.A. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. The Audit Committee also has received written disclosures and a letter from Weinberg regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Weinberg the independence of that firm. Based upon these materials and discussions, the Audit Committee has recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10K, as amended, for the fiscal year ended December 31, 2014.

The Audit Committee of the Board of Directors
Daniel S.J. Muffoletto
Mark Harris Michael Fischman

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EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information with respect to our directors and executive officers as of December 31, 2014:

Name	Position	Age

Christopher J. Reed	President, Chief Executive Officer and Chairman of the Board	57
Larry Tomsic	Interim Chief Financial Officer	62
Judy Holloway Reed	Secretary and Director	56
Mark Harris	Director	59
Daniel S.J. Muffoletto	Director	61
Michael Fischman	Director	60

Business Experience of Directors and Executive Officers

Christopher J. Reed founded our company in 1987. Mr. Reed has served as our Chairman, President and Chief Executive Officer since our incorporation in 1991. Mr. Reed previously served as our Chief Financial Officer and was re-appointed as Chief Financial Officer on April 17, 2008. Mr. Reed has been responsible for our design and products, including the original product recipes, the proprietary brewing process and the packaging and marketing strategies. Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rensselaer Polytechnic Institute in Troy, New York.

Larry Tomsic is a Certified Public Accountant and has extensive experience as a chief financial officer, controller, and auditor, providing expertise to public, private and non-profit companies. Mr. Tomsic has worked most recently as a consulting CFO for small companies from May 2012 to May 2014. Mr. Tomsic served as Chief Financial Officer of LiveDeal, Inc. (LIVE) which is a NASDAQ Listed SEC company, a provider of internet based website development, web hosting and advertising services from November 2009 to May 2012. He worked as a consulting CFO partner with B2BCFO in 2009, as Controller with Alliance Residential in 2008, and as a consulting CFO from 2006 – 2008. From 1997 to 2006, he served as Chief Financial Officer for John R. Wood, Inc. a luxury real estate broker. Mr. Tomsic received a BS degree in Accounting from the University of Delaware in 1975 and an MBA from the University of Denver in 1976. Mr. Tomsic completed his interim role in May 2015.

Judy Holloway Reed has been with us since 1992 and, as we have grown, has run the accounting, purchasing and shipping and receiving departments at various times since the 1990s. Ms. Reed has been one of our directors since June 2004, and our Secretary since October 1996. In the 1980s, Ms. Reed managed media tracking for a Los Angeles Infomercial Media Buying Group and was an account manager with a Beverly Hills, California stock portfolio management company. She earned a Business Degree from MIU in 1981. Ms. Reed is the wife of Christopher J. Reed, our Chairman, President and Chief Executive Officer.

Mark Harris has been a member of our Board of Directors since April 2005. Mr. Harris is an independent venture capitalist and has been retired from the work force since 2002. In late 2003, Mr. Harris joined a group of Amgen colleagues in funding NeoStem, Inc., a company involved in stem-cell storage, archiving, and research to which he is a founding angel investor. From 1991 to 2002, Mr. Harris worked at biotech giant Amgen managing much of the company’s media production for internal use and public relations. Mr. Harris spent the decade prior working in the aerospace industry at Northrop with similar responsibilities.

Daniel S.J. Muffoletto, N.D. has been a member of our Board of Directors from April 2005 to December 2006 and from January 2007 to the present. Dr. Muffoletto has practiced as a Naturopathic Physician since 1986. He has served as chief executive officer of Its Your Earth, a natural products marketing company since June 2004. From 2003 to 2005, Dr. Muffoletto worked as Sales and Marketing Director for Worthington, Moore & Jacobs, a Commercial Law League member firm serving FedEx, UPS, DHL and Kodak, among others. From 2001 to 2003, he was the owner-operator of the David St. Michel Art Gallery in Montreal, Québec. From 1991 to 2001, Dr. Muffoletto was the owner/operator of a Naturopathic Apothecary, Herbal Alter*Natives of Seattle, Washington and Ellicott City, Maryland. The apothecary housed Dr. Muffoletto’s Naturopathic practice. Dr. Muffoletto received a Bachelor of Arts degree in Government and Communications from the University of Baltimore in 1977, and conducted postgraduate work in the schools of Public Administration and Publication Design at the University of Baltimore from 1978 to 1979. In 1986, he received his Doctorate of Naturopathic Medicine from the Santa Fe Academy of Healing, Santa Fe, New Mexico.

Michael Fischman has been a member of our Board of Directors since April 2005. Since 1998, Mr. Fischman has been President and chief executive officer of the APEX course, the corporate training division of the International Association of Human Values. In addition, Mr. Fischman is a founding member and the director of training for USA at the Art of Living Foundation, a global non-profit educational and humanitarian organization at which he has coordinated over 200 personal development instructors since 1997.

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Family Relationships

Other than the relationship of Christopher J. Reed and Judy Holloway Reed as husband and wife, none of our directors or executive officers is related to one another.

Executive Compensation

Compensation Overview

We qualify as a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

Role of the Compensation Committee

The Compensation Committee’s primary functions are to assist the Board of Directors in meeting its responsibilities in regards to oversight and determination of executive compensation and to review and make recommendations with respect to our major compensation plans, policies and programs. All compensation for our Named Executive Officers is determined by the Compensation Committee of our Board of Directors, which is composed only of independent directors. The Compensation Committee is charged with responsibility for reviewing the performance and establishing the total compensation of our Named Executive Officers on an annual basis. The Compensation Committee often discusses compensation matters as part of regularly scheduled board and committee meetings. The Compensation Committee administers our equity compensation plans and is responsible for approving grants of equity awards under such plans. Our Chief Executive Officer annually makes recommendations to the Compensation Committee regarding base salary, non-equity incentive plan compensation and equity awards for the other Named Executive Officers and other executive officers. Such recommendations are considered by the Compensation Committee; however, the Compensation Committee retains full discretion and authority over the final compensation decisions for the Chief Executive Officer and the Named Executive Officers. The Compensation Committee acts under the authority of a written charter, which is available on our website at www.reedsinc.com.

The Compensation Committee has full authority to engage independent compensation consultants, but has not historically engaged such a consultant. For the fiscal year 2015, the Compensation Committee did not use any current benchmark data in setting compensation for the Named Executive Officers.

Compensation Philosophy and Objectives

The Compensation Committee’s compensation objectives are to: attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the Named Executive Officers with the interests of the stockholders. To do this, we currently offer a competitive total compensation package consisting of: base salary; non-equity incentive plan compensation opportunities; and employee benefits including group health insurance.

The Compensation Committee believes that compensation for the Named Executive Officers should be based on our performance. Due to the size of our Company, the performance of the Named Executive Officers directly affects all aspects of our results. The Compensation Committee also considers our industry and geographic location norms in determining the various elements and amounts of compensation for our Named Executive Officers.

Compensation Structure

The Compensation Committee establishes a base salary. Bonuses and stock option grants are discretionary depending on a combination of the Named Executive Officer’s performance and the performance of the company as it relates to the Named Executive Officer’s responsibilities. Named Executive Officers have the incentive to achieve above normal financial results for our business and to be appropriately compensated for successfully achieving such performance. We believe the elements of our executive compensation program will deliver long-term stockholder value and encourage executive officers to remain employed with our Company.

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The following table summarizes all compensation paid in fiscal years 2014 and 2013 received by our principal executive officer, principal financial officer, who are the only executive officers of the Company in fiscal year 2014, our “Named Executive Officers”.

							Non- Qualified
					Option	Non- Equity	Deferred	All Other
Name and Principal				Stock	Awards	Incentive Plan	Compensation	Compensation
Position	Year	Salary	Bonus	Awards	(S)(3)	Compensation	Earnings	(4)	Total
Christopher J. Reed,
Chief Executive
Officer (Principal
Executive Officer)	2013	217,000	29,000	-	-	-	-	4,616	250,616
	2014	222,000	4,000	-	-	-	-	4,616	230,616

James Linesch, Chief
Financial Officer
(Principal Financial
Officer) (1)	2013	175,400	14,000	-	-	-	-	-	189,400
	2014	19,432	-	-	-	-	-	-	19,432

Larry Tomsic, Interim
Chief Financial
Officer (Principal
Financial Officer) (2)	2014	105,000	4,000	-	-	-	-	-	109,000

Terry Foucaut, Chief
Operating Officer (5)	2013	180,000	14,000	-	-	-	-	-	194,000
	2014	21,837						40,000	61,837

Notes
(1)	Mr. Linesch left the company in January 2014. Mr. Tomsic replaced outside consultants in June 2014.

(2)	Mr. Tomsic completed his interim role in May 2015.

(3)	The amounts represent the fair value for all share-based payment awards, calculated on the date of grant in accordance with Financial Accounting Standards, excluding any impact of assumed forfeiture rates.

(4)	All other compensation represents value of automobile provided to Christopher J. Reed.

(5)	Mr. Foucaut received $40,000 in severance when he left the company in January 2014.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information regarding unexercised options and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2014.

		Number of	Equity Incentive
	Number of	Securities	Plan Awards:
	Securities	Underlying	Number of
	Underlying	Unexercised	Securities
	Unexercised	Options	Underlying	Option	Option
	Options (#)	(#)	Unexercised	Exercise	Expiration
Name and Position	Exercisable	Unexercisable	Unearned Options	Price	Date
Christopher J. Reed, Chief Executive Officer	12,500	12,500	-	$4.00	3/3/18
Larry Tomsic, Interim Chief Financial Officer		100,000	-	$4.60	12/22/16

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Director Compensation

The following table summarizes the compensation paid to our directors for the fiscal year ended December 31, 2014:

	Fees
	Earned or				Non-Equity
	Paid in		Stock	Option	Incentive Plan	All Other
Name	Cash		Awards	Awards	Compensation	Compensation	Total
Judy Holloway Reed	$1,350						$1,350
Mark Harris	$0		$600				$600
Daniel S.J. Muffoletto	$13,529	(1)					$13,529
Michael Fischman	$1,500						$1,500

(1)	Since November 2007, Dr. Muffoletto receives $833 per month to serve as the Chairman of the Audit Committee.

2015 Stock Option Plan

We are authorized to issue options to purchase up to 500,000 shares of common stock under our 2015 Stock Option Plan. The plan was approved by the Board of Directors at the April 6, 2015 meeting. All other plans have been closed resulting in no additional shares eligible to be granted under those plans.

The plan permits the grant of options to our employees, directors and consultants. The options may constitute either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code or “non-qualified stock options.” The primary difference between “incentive stock options” and “non-qualified stock options” is that once an option is exercised, the stock received under an “incentive stock option” has the potential of being taxed at the more favorable long-term capital gains rate, while stock received by exercising a “non-qualified stock option” is taxed according to the ordinary income tax rate schedule.

The plans are currently administered by the board of directors. The plan administrator has full and final authority to select the individuals to receive options and to grant such options as well as a wide degree of flexibility in determining the terms and conditions of options, including vesting provisions.

The exercise price of an option granted under the plan cannot be less than 100% of the fair market value per share of common stock on the date of the grant of the option. The exercise price of an incentive stock option granted to a person owning more than 10% of the total combined voting power of the common stock must be at least 110% of the fair market value per share of common stock on the date of the grant. Options may not be granted under the plan on or after the tenth anniversary of the adoption of the plan. Incentive stock options granted to a person owning more than 10% of the combined voting power of the common stock cannot be exercisable for more than five years.

When an option is exercised, the purchase price of the underlying stock will be paid in cash, except that the plan administrator may permit the exercise price to be paid in any combination of cash, shares of stock having a fair market value equal to the exercise price, or as otherwise determined by the plan administrator.

If an grantee ceases to be an employee, director, or consultant with us, other than by reason of death, disability, or retirement, all vested options must be exercised within three months following such event. However, if an grantee’s employment or consulting relationship with us terminates for cause, or if a director of ours is removed for cause, all unexercised options will terminate immediately. If an grantee ceases to be an employee or director of, or a consultant to us, by reason of death, disability, or retirement, all vested options may be exercised within one year following such event or such shorter period as is otherwise provided in the related agreement.

When a stock award expires or is terminated before it is exercised, the shares set aside for that award are returned to the pool of shares available for future awards.

No option can be granted under the plan after ten years following the earlier of the date the plan was adopted by the board of directors or the date the plan was approved by our stockholders.

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Equity Compensation Plan Information

The following table provides information, as of December 31, 2014, with respect to equity securities authorized for issuance under compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in Column(a))(c)

Equity compensation plans approved by security holders	639,334	$3.18	439,001
Equity compensation plans not approved by security holders	101,963	$2.30	-

TOTAL	741,297	$3.06	439,001

Employment Agreements

On May 27, 2014, we entered into an at-will employment agreement with Larry Tomsic, our interim Chief Financial Officer, which provides for a current annual salary of $180,000 per year. In addition, we have granted Mr. Tomsic options under our 2007 Stock Option Plan to purchase up to 100,000 shares of common stock which vest over a four year period ending May 27, 2018.

On May 6, 2015, we entered into an at-will employment agreement with Daniel Miles, our Chief Financial Officer, which provides for a current annual salary of $175,000 per year. In addition, we have granted Mr. Miles options under our 2015 Stock Option Plan to purchase up to 100,000 shares of common stock which vest over a two year period ending May 6, 2017.

Except as set forth above, there are no written employment agreements with any of our officers or key employees, including Christopher

J. Reed. Other than described above, we do not have any agreements that provide for severance upon termination of employment, whether in context of a change of control or not.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table reflects the beneficial common stock ownership of: (a) each of our directors, (b) each of our current named executive officers, (c) each person known by us to be a beneficial holder of 5% or more of our common stock, and (d) all of our executive officers and directors as a group, as of October 27, 2015.

Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Unless otherwise indicated, the principal address of each listed executive officer and director is 13000 South Spring Street, Los Angeles, California 90061.

		Percentage
		of Shares
	Number of Shares	Beneficially
Named Beneficial Owner	Beneficially Owned	Owned (1)

Directors and Named Executive Officers
Christopher J. Reed (2)	3,235,857	24.4
Judy Holloway Reed (2)	3,235,857	24.4
Mark Harris (3)	9,872	.1	*
Daniel S.J. Muffoletto, N.D.	0		*
Michael Fischman	0		*
Larry Tomsic	0		*
Directors and executive officers as a group (5 persons)	3,236,366	24.5

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(1)	Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of October 27, 2015 are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, we believe stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder’s name. Percentage of ownership is based on approximately 13,147,815 shares of common stock outstanding as of October 27, 2015.

(2)	Christopher J. Reed and Judy Holloway Reed are husband and wife. The same number of shares of common stock is shown for each of them, as they may each be deemed to be the beneficial owner of all of such shares. Consists of 3,235,857 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship between Reed’s and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members), each of whom we refer to as a “related person”, in which such related person has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, defined as a “related party transaction,” the related party must report the proposed related party transaction to our Chief Financial Officer. The policy calls for the proposed related party transaction to be reviewed and, if deemed appropriate, approved by the Governance Committee. If practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Governance Committee will review, and, in its discretion, may ratify the related party transaction. Any related party transactions that are ongoing in nature will be reviewed annually at a minimum. Prior to August 2005, we did not have independent directors on our Board to review and approve related party transactions. The entire board of directors reviewed related party transactions prior to August 2005. The Governance Committee reviewed and approved all related party transactions entered into after August 2005 and will continue to do so in the future.

Since the beginning of our fiscal year for the period ended December 31, 2014, we have participated in the following transactions in which a related person had or will have a direct or indirect material interest:

Judy Holloway Reed, our Secretary and director, is Christopher J. Reed’s spouse.

During the year ended December 31, 2008, the Company entered into an agreement for the distribution of its products internationally. The agreement is between the Company and a company controlled by two brothers of Christopher Reed, Chief Executive Officer of the Company. The agreement requires the Company to pay 10% of the defined sales of the previous month. During the year ended December 31, 2014, the Company paid $15,000 for these services. Effective July 1, 2012, the Agreement was superseded by new terms that are primarily based on a per-case commission rate that is an amount consistent with market rates for independent brokers. There are no warrants included with the agreement currently in effect and no warrants vested under the performance terms of the original agreement.

In 2005, we added three independent directors to our board. We will maintain at least three independent directors on our board in the future. The board of directors, inclusive of at least a majority of these independent directors, who did not have an interest in the transactions and had access, at our expense, to our or independent legal counsel, resolved to reauthorize all material ongoing and past transactions, arrangements and relationships listed above. In addition, all future material affiliated transactions and loans: (i) will be made or entered into on terms that are no less favorable to us than those that can be obtained from unaffiliated third parties, (ii) and any forgiveness of loans must be approved by a majority of our independent directors who do not have an interest in the transactions and who have access, at our expense, to our or independent legal counsel, and (iii) will comply with the Sarbanes-Oxley Act and other securities laws and regulations.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons beneficially owning more than 5% of the outstanding common stock of the Company to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission (“SEC”). Officers, directors, and greater than 10% beneficial owners of common stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto, Reed’s believes that during the fiscal year ended December 31, 2014, all of our officers and directors filed timely file reports required by Section 16(a).

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Legal Proceedings

There are no material proceedings to which any of our directors, officers or affiliates, any owner of record or beneficial owner of more than 5% of any class of our voting securities, or any associate of any such director, officer, affiliate, or security holder is a party adverse to Reed’s or has a material interest adverse to Reed’s.

Code of Ethics

We have adopted a code of ethics that applies to all our executive officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of ethics is posted on our website at www.reedsgingerbrew.com.

INVESTOR INFORMATION

All reports filed by the Company with the SEC are available free of charge via EDGAR through the SEC website at www.sec.gov. In addition, the public may read and copy materials filed by Reed’s with the SEC at the SEC’s public reference room located at 450 Fifth St., N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. Reed’s also provides copies of its Forms 8-K, 10-K, 10-Q, Proxy, Annual Report and press releases at no charge to investors upon request and makes electronic copies of such reports and press releases available through its website at www.reedsgingerbrew.com as soon as is practicable after filing such material with the SEC. Requests should be sent to Reed’s, 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.

ANNUAL REPORT

Our Annual Report on Form 10K for the fiscal year ended December 31, 2014, as amended, (“Annual Report”) has been mailed to stockholders along with this Proxy Statement. We will, upon written request and without charge, provide to any person solicited hereunder additional copies of our Annual Report, or exhibits thereto, as filed with the “SEC”. Requests should be addressed to 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary. Also, such report may be obtained from our Internet homepage at www.reedsgingerbrew.com.

STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in our proxy statement: If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for the 2015 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Securities Exchange Act Rule 14a-8. One of the requirements is that the proposal be received by our Secretary by no later than 120 calendar days before November 11, 2015 - the anniversary date of this Proxy Statement was released to stockholders in connection with the 2014 Annual Meeting. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on December 21, 2015, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals we receive after that date will not be included in the proxy statement for the 2016 Annual Meeting of Stockholders.

Other stockholder proposals: A stockholder proposal not included in our proxy statement for the 2016 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. The Bylaws provide that we must have received the stockholder’s notice not less than 120 days in advance of the one-year anniversary of the date of the previous year’s Annual Meeting of Stockholder. To be timely, a stockholder proposal to be included in our proxy statement for the 2016 Annual Meeting of Stockholders must be received by our Secretary no later than August 23, 2016, provided, however, that if the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, such notice will be timely only if so delivered or mailed and received no later than the later of one hundred twenty (120) days prior to the date of the meeting or ten (10) days after the first public announcement of the date of the annual meeting. Except to the extent otherwise required by law, the adjournment of a meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as describe above. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure and provisions of our Bylaws.

We urge stockholders to submit all proposals by Certified Mail - Return Receipt Requested. Stockholder proposals should be sent to 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.

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OTHER MATTERS

We are not aware of any business to be presented for consideration at the meeting, other than that specified in this Proxy Statement. If any other matters are properly presented at the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that proxies be returned promptly, whether or not you expect to attend the Annual Meeting in person. We request that you complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. By returning your proxy promptly you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. Stockholders who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors

/s/ Christopher Reed
Christopher J. Reed
Chairman of the Board

Los Angeles, California

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY TELEPHONE – 800 579-1639

VOTE BY E-MAIL – sendmaterial@proxyvote.com

PROXY REED’S, INC.

13000 South Spring
Street Los Angeles,
California 90061

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Appendix A

As filed with the Securities Exchange Commission on April 14, 2015

Registration No. 333-_________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

REED’S INC.

(Exact name of registrant as specified in its charter)

Delaware	35-2177773
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

13000 South Spring Street, Los Angeles, CA	9006
(Address of Principal Executive Offices)	(Zip Code)

2015 Incentive and Nonstatutory Stock Option Plan

(Full title of the plan)

Christopher J. Reed

Chief Executive Officer

13000 South Spring Street

Los Angeles, California 90061

(Name and address of agent for service)

(310) 217-9400

(Telephone number, including area code, of agent for service)

with copies to:

Ruba Qashu

Qashu & Schoenthaler LLP

4695 MacArthur Court, 11th Floor

Newport Beach, CA 92660

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	[ ]	Accelerated filer	[ ]
Non-accelerated filer	[ ] (Do not check if a smaller reporting company)	Smaller reporting company	[X]

Calculation of Registration Fee

Title of securities to be registered	Amount to be registered(1)	Proposed maximum offering price per share(2)	Proposed maximum aggregate offering price	Amount of registration fee
Common Stock, $0.0001 par value	500,000	$5.37	$2,685,000	$312.00

(1)	Pursuant to Rule 416(a) under the Securities Act of 1933, as amended, (the “Securities Act”) this registration statement shall also cover such indeterminate number of additional shares of the registrant’s common stock that become issuable by reason of any stock dividend, stock split, recapitalization or other similar transaction that increases the number of the registrant’s outstanding shares to be offered pursuant to the applicable plan described herein

(2)	Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) and Rule 457(h)(1) of the Securities Act based on the average of the high and low prices of the Registrant’s common stock on the NYSE MKT on April 10, 2015.

PART I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1. Plan Information.

The document(s) containing the information specified by Part I of Form S-8 will be sent or given to participants as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the “Securities Act”). In accordance with Rule 428 of the Securities Act and the requirements of Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission (the “Commission”) either as part of this registration statement (the “Registration Statement”) or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. Such documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II hereof, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

Item 2. Registrant Information and Employee Plan Annual Information.

Upon written or oral request, any of the documents incorporated by reference in Item 3 of Part II of this Registration Statement (which documents are incorporated by reference in the Section 10(a) Prospectus), other documents required to be delivered to the participants in the Plan pursuant to Rule 428(b) promulgated by the Commission under the Securities Act or additional information about the Plan are available without charge by contacting:

Reed’s, Inc.

Attention: Judy Holloway Reed, Secretary

13000 South Spring Street

Los Angeles, California 90061

(310) 217-9400

I-1

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

The following documents, which have been filed with the Commission by Reed’s, Inc., a Delaware corporation (the “Registrant”), are incorporated herein by reference as of their respective dates:

(a)	the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the Commission on March 26, 2015;

(b)	all other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act after December 31, 2014; and

(c)	the description of the Registrant’s common stock set forth under the heading “Description of Capital Stock” in the prospectus forming part of its registration statement on Form S-3 (File No. 333-159298), originally filed with the Securities and Exchange Commission on May 15, 2009, as amended on June 23, 2009 and August 11, 2009, and as may be further amended, including any amendment or report filed for the purpose of updating such description.

All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be part hereof from the respective filing dates of such documents.

Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such earlier statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities.

Not applicable.

Item 5. Interests of Named Experts and Counsel.

Not applicable.

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Item 6. Indemnification of Directors and Officers.

Section 102 of the General Corporation Law of the State of Delaware permits a corporation to eliminate the personal liability of directors of a corporation to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except for breaches of the director’s duty of loyalty to the corporation or its stockholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of a law, authorizations of the payments of a dividend or approval of a stock repurchase or redemption in violation of Delaware corporate law or for any transactions from which the director derived an improper personal benefit. The Registrant’s amended and restated certificate of incorporation provides that no director will be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duties as a director, subject to the same exceptions as described above. The Registrant may enter into separate indemnification agreements with each of its directors which may, in some cases, be broader than the specific indemnification provisions contained under Delaware law. The Registrant also has purchased and expects to maintain standard insurance policies that provide coverage (1) to its directors and officers against loss arising from claims made by reason of breach of duty or other wrongful act and (2) to it with respect to indemnification payments it may make to such officers and directors.

Section 145 of the General Corporation Law of the State of Delaware provides that a corporation has the power to indemnify a director, officer, employee, or agent of the corporation and certain other persons serving at the request of the corporation in related capacities against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by the person in connection with a threatened, pending, or completed action, suit or proceeding to which he or she is or is threatened to be made a party by reason of such position, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, in any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful, except that, in the case of actions brought by or in the right of the corporation, indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with defense or settlement of such action or suit and no indemnification shall be made with respect to any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or other adjudicating court determines that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. In addition, to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding described above (or claim, issue, or matter therein), such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit, or proceeding may be advanced by the corporation upon receipt of an undertaking by such person to repay such amount if it is ultimately determined that such person is not entitled to indemnification by the corporation under Section 145 of the General Corporation Law of the State of Delaware.

The Registrant’s amended certificate of incorporation provides that, to the fullest extent permitted by Delaware law, as it may be amended from time to time, none of its directors will be personally liable to it or its stockholders for monetary damages resulting from a breach of fiduciary duty as a director. The Registrant’s amended certificate of incorporation also provides discretionary indemnification for the benefit of its directors, officers and employees, to the fullest extent permitted by Delaware law, as it may be amended from time to time. Pursuant to the Registrant’s bylaws, the Registrant is required to indemnify its directors, officers, employees and agents and has the discretion to advance their related expenses, to the fullest extent permitted by law.

II-2

The indemnification rights set forth above are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Registrant’s amended and restated certificate of incorporation, the Registrant’s amended and restated bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

Item 7. Exemption from Registration Claimed.

Not applicable.

Item 8. Exhibits

See Exhibit Index immediately following the signature pages.

Item 9. Undertakings.

(a) The undersigned Registrant hereby undertakes:

1.	To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement, to:

i.	include any prospectus required by section 10(a)(3) of the Securities Act;

ii.	reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement; and

iii.	include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

2.	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b)	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing this Registration Statement on Form S-8 and authorized this Registration Statement to be signed on its behalf by the undersigned, in Los Angeles, California on April 14, 2015.

REED’S, INC.

/s/ Christopher J. Reed
Christopher J. Reed Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Reed’s, Inc. hereby constitutes and appoints Christopher J. Reed, his attorney-in-fact and agent, with full power of substitution and resubstitution for her in any and all capacities, to sign any or all amendments or post-effective amendments to this registration statement, and to file the same, with exhibits thereto and other documents in connection therewith or in connection with the registration of the shares of common stock under the Securities Act of 1933, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent or her substitute may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Christopher J. Reed	Chief Executive Officer, Chairman of the Board of Directors (Principal Executive Officer)	April 14, 2015
Christopher J. Reed

/s/ Lawrence W. Tomsic	Interim Chief Financial Officer (Principal Accounting Officer)	April 14, 2015
Lawrence W. Tomsic

/s/ Judy Holloway Reed	Director	April 14, 2015
Judy Holloway Reed

/s/ Mark Harris	Director	April 14, 2015
Mark Harris

/s/ Daniel S.J. Muffoletto	Director	April 14, 2015
Daniel S.J. Muffoletto

/s/ Michael Fischman	Director	April 14, 2015
Michael Fischman

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

4.1	Form of common stock certificate (Incorporated by reference to Exhibit 4.1 to Reed’s, Inc.’s Registration Statement on Form SB-2 (File No. 333-120451))

4.2	2015 Incentive and Nonstatutory Stock Option Plan and related documents, filed herewith

5.1	Opinion of Qashu & Schoenthaler LLP, filed herewith

23.1	Consent of Weinberg & Company, PA, filed herewith

23.2	Consent of Qashu & Schoenthaler LLP (filed as part of Exhibit 5.1)

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